Subsequent event	12 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]
Subsequent event
16.	Subsequent event

On July 18, 2012 Kimber announced that it had entered into a $5 million bridge loan credit facility with Sprott Resource Lending Partnership (“SRLP”). The facility was at an interest rate of 12 percent per annum, payable monthly. The facility was made available through a $3 million drawdown on the closing date and a $2 million drawdown which can be made within 120 days thereafter. The term of the facility is one year, which may be extended for an additional six months, subject to the facility being on good standing, and on payment of an extension fee in the amount of 3% of the amount drawn down. SRLP was paid a structuring fee in the amount of $50,000. In consideration of the drawdown Kimber was obligated to make a share bonus payment of $180,000 being 6% of the advance. On September 10, 2012 285,689 shares were issued to SRLP and its nominees in respect of the share bonus payment.